UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3221

Fidelity Charles Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Fidelity®
Global Balanced
Fund

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global Balanced Fund	-26.96%	5.13%	5.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young, Lead Portfolio Manager of Fidelity® Global Balanced Fund

In a dramatic reversal of what had been a multiyear growth story, international stocks fell hard during the 12 months ending October 31, 2008, especially so during the latter stages of the period and mostly as a result of fallout from the financial crisis that emanated from the U.S. The viral spread of this financial contagion - which began in the subprime mortgage market, then froze the credit markets, hobbled major financial institutions and eventually slowed economic growth worldwide - left virtually no corner of the globe untouched. Developed international equity markets - as gauged by the MSCI® Europe, Australasia, Far East (EAFE®) Index, which monitors established markets outside the U.S. and Canada - fell 46.54%, while the Standard & Poor's 500SM Index, a measure of U.S. stocks, dropped 36.10%. Among countries constituting at least 1% of the EAFE index, Switzerland had the "least worst" showing, falling roughly 32%, followed by Japan, where stocks slid by around 37%, and the weakest overall performance came from Belgium, where stocks slipped nearly 70%. In the United Kingdom, the largest index component, equities were down almost 48%. Emerging markets were the weakest of the global economies, declining 56.22% as measured by the MSCI Emerging Markets Index. Meanwhile, in the fixed-income sector, the Citigroup® World Government Bond Index registered a 2.08% gain.

Within this disappointing overall environment, the fund posted a -26.96% return for the year, which was basically in line with the 26.24% decline in the Fidelity Global Balanced Composite Index - a 60%/40% blend of the MSCI World Index and the Citigroup World Government Bond Index. The decision to create an underweighting in equities - especially in markets outside the U.S., where stock performance was weaker - coupled with increasing the fund's allocation to developed-country debt and maintaining a meaningful cash position, proved beneficial to relative performance. This relative gain from overall asset allocation was largely offset, however, by unfavorable security selection, particularly among euro zone bonds in the fixed-income subportfolio. Although all five of the fund's equity subportfolios had negative absolute results, four of them - the U.S., Canadian, European and Japanese sleeves - outperformed their individual benchmarks, largely on the strength of favorable stock selection. The Asia Ex-Japan sleeve fell short of its benchmark, however, largely due to unproductive stock picks in industrials and energy, which were under pressure from the severe global economic slowdown, especially in Australia and Singapore.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Actual	1.13%	$ 1,000.00	$ 761.00	$ 5.00
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.46	$ 5.74

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2008
United States of America 38.1%
Japan 22.9%
Germany 10.2%
United Kingdom 7.0%
France 3.1%
Canada 3.1%
Switzerland 2.7%
Australia 2.5%
Italy 1.6%
Other 8.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2008
United States of America 38.5%
Japan 15.4%
Germany 10.3%
United Kingdom 7.2%
France 4.6%
Australia 3.9%
Canada 3.4%
Switzerland 2.2%
Italy 1.4%
Other 13.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	51.7	56.4
Bonds	40.5	35.2
Convertible Securities	0.0	0.1
Other Investments	0.2	0.0
Short-Term Investments and Net Other Assets	7.6	8.3
Top Five Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America)	2.1	0.3
Bank of America Corp. (United States of America)	1.6	0.0
Wells Fargo & Co. (United States of America)	1.6	0.0
Google, Inc. Class A (sub. vtg.) (United States of America)	1.6	1.0
VF Corp. (United States of America)	1.4	0.0
	8.3
Top Five Bond Issuers as of October 31, 2008
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Japan Government	12.4	9.4
German Federal Republic	7.9	7.6
U.S. Treasury Obligations	3.4	1.6
Fannie Mae	1.5	0.5
French Republic	1.0	1.7
	26.2
Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.6	20.1
Health Care	7.4	3.7
Information Technology	7.0	5.3
Consumer Staples	6.6	4.6
Consumer Discretionary	5.3	5.5
Industrials	5.9	7.9
Energy	3.9	9.1
Materials	2.6	5.4
Utilities	2.0	3.0
Telecommunication Services	1.6	1.7

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 51.7%
	Shares	Value
Australia - 2.4%
Australia & New Zealand Banking Group Ltd.	23,298	$ 272,967
BHP Billiton Ltd.	53,934	1,035,594
Commonwealth Bank of Australia	29,164	796,802
Computershare Ltd.	113,943	643,839
CSL Ltd.	45,440	1,104,510
Lion Nathan Ltd.	76,442	451,499
Macquarie Group Ltd. (g)	2,207	43,762
National Australia Bank Ltd.	14,703	238,447
Origin Energy Ltd.	36,385	381,379
QBE Insurance Group Ltd.	43,340	739,035
Rio Tinto Ltd.	7,198	372,177
Sunland Group Ltd.	98,830	65,308
Telstra Corp. Ltd.	267,188	735,075
Wesfarmers Ltd.	33,183	476,641
Woolworths Ltd.	45,019	838,787
WorleyParsons Ltd.	12,983	130,364
TOTAL AUSTRALIA		8,326,186
Belgium - 0.2%
InBev SA	5,800	233,932
KBC Groupe SA	2,200	94,583
Umicore SA	11,500	205,658
TOTAL BELGIUM		534,173
Bermuda - 0.1%
Noble Group Ltd.	258,000	187,809
Canada - 2.2%
Agnico-Eagle Mines Ltd.	1,500	41,375
Agrium, Inc.	1,100	42,119
Astral Media, Inc. Class A (non-vtg.)	1,600	36,981
Bank of Montreal	3,700	132,007
Bank of Nova Scotia	4,700	156,654
Barrick Gold Corp.	10,400	237,704
BCE, Inc.	7,500	217,884
Bombardier, Inc. Class B (sub. vtg.)	21,100	81,369
Brookfield Asset Management, Inc. Class A	6,000	104,993
Brookfield Properties Corp.	1,100	11,099
Cameco Corp.	700	11,454
Canadian Imperial Bank of Commerce	2,300	104,261
Canadian National Railway Co.	6,600	286,376
Canadian Natural Resources Ltd.	10,100	509,439
Canadian Oil Sands Trust	4,200	112,646
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian Pacific Railway Ltd.	2,300	$ 104,051
Canadian Utilities Ltd. Class A (non-vtg.)	1,500	52,745
CI Financial Income Fund	1,500	21,770
Corus Entertainment, Inc. Class B (non-vtg.)	3,800	44,435
Emera, Inc.	2,300	40,953
Enbridge, Inc.	2,700	93,732
EnCana Corp.	12,500	634,745
Fairfax Financial Holdings Ltd.	200	54,901
Finning International, Inc.	1,600	19,439
Fortis, Inc.	4,500	98,151
Gildan Activewear, Inc. (a)	1,000	23,304
Goldcorp, Inc.	9,600	179,453
Great-West Lifeco, Inc.	2,000	42,461
Husky Energy, Inc.	2,000	60,043
IGM Financial, Inc.	1,300	39,287
Imperial Oil Ltd.	3,500	123,797
ING Canada, Inc.	1,200	32,652
Keyera Facilities Income Fund	5,000	75,717
Kinross Gold Corp.	5,500	57,244
Manulife Financial Corp.	13,800	276,046
Metro, Inc. Class A (sub. vtg.)	2,800	70,476
National Bank of Canada	1,200	44,993
Nexen, Inc.	5,600	88,890
Onex Corp. (sub. vtg.)	900	15,562
Open Text Corp. (a)	1,000	25,344
Penn West Energy Trust	2,200	39,209
Petro-Canada	4,400	109,982
Petrobank Energy & Resources Ltd. (a)	7,200	137,336
Potash Corp. of Saskatchewan, Inc.	3,100	264,306
Power Corp. of Canada (sub. vtg.)	4,700	102,123
Power Financial Corp.	1,500	37,531
Quebecor, Inc. Class B (sub. vtg.)	2,300	37,519
Research In Motion Ltd. (a)	5,000	252,150
RioCan (REIT)	4,100	57,158
Rogers Communications, Inc. Class B (non-vtg.)	6,800	197,323
Royal Bank of Canada	12,400	481,685
Shaw Communications, Inc. Class B	2,400	42,017
Shoppers Drug Mart Corp.	3,400	130,834
Silver Wheaton Corp. (a)	29,300	102,057
SNC-Lavalin Group, Inc.	1,400	36,771
Sun Life Financial, Inc.	4,300	101,099
Suncor Energy, Inc.	7,900	189,671
Common Stocks - continued
	Shares	Value
Canada - continued
Talisman Energy, Inc.	8,700	$ 85,932
Teck Cominco Ltd. Class B (sub. vtg.)	3,700	36,822
TELUS Corp.	3,400	120,035
Toronto-Dominion Bank	8,400	396,524
TransCanada Corp.	8,600	259,755
Yamana Gold, Inc.	6,000	28,612
Yellow Pages Income Fund	2,000	14,513
TOTAL CANADA		7,667,516
Cayman Islands - 0.1%
Belle International Holdings Ltd.	948,000	455,280
Denmark - 0.2%
Genmab AS (a)	3,600	162,587
Novo Nordisk AS Series B	7,800	418,101
TOTAL DENMARK		580,688
Finland - 0.1%
Nokia Corp. sponsored ADR	19,100	289,938
France - 1.5%
AXA SA	25,200	481,422
BNP Paribas SA	10,300	743,673
Cap Gemini SA	9,400	302,865
Credit Agricole SA	12,500	180,838
Essilor International SA	2,700	121,116
Pernod Ricard SA	4,300	280,010
Pinault Printemps-Redoute SA	7,100	452,486
Sanofi-Aventis	10,000	633,571
Societe Generale Series A	4,600	250,723
Suez Environnement SA (a)	1,650	31,924
Total SA sponsored ADR	26,600	1,474,704
Unibail-Rodamco	2,100	316,012
TOTAL FRANCE		5,269,344
Germany - 1.9%
Adidas-Salomon AG	11,100	394,155
Bayer AG	11,100	617,934
Bayerische Motoren Werke AG (BMW)	17,500	454,041
Commerzbank AG	6,200	67,415
E.ON AG	30,300	1,159,181
ESCADA AG (a)(g)	3,800	19,459
Fresenius AG	8,500	504,329
GEA Group AG	9,100	132,987
Common Stocks - continued
	Shares	Value
Germany - continued
Linde AG	6,300	$ 529,085
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	5,800	769,805
RWE AG	10,200	852,404
SAP AG	8,200	291,971
SAP AG sponsored ADR	2,600	91,858
Siemens AG (Reg.)	4,900	293,638
Symrise AG	17,200	213,645
TOTAL GERMANY		6,391,907
Hong Kong - 0.5%
Cheung Kong Holdings Ltd.	18,000	172,826
Esprit Holdings Ltd.	79,000	448,883
Hang Seng Bank Ltd.	64,500	804,793
Hutchison Whampoa Ltd.	44,000	234,960
Sun Hung Kai Properties Ltd.	14,000	122,655
TOTAL HONG KONG		1,784,117
Ireland - 0.2%
Allied Irish Banks PLC	13,700	72,975
CRH PLC	15,400	341,353
Ryanair Holdings PLC sponsored ADR (a)(g)	8,000	178,160
TOTAL IRELAND		592,488
Italy - 0.6%
ENI SpA sponsored ADR	20,700	994,635
Fiat SpA	19,100	151,802
IFIL Finanziaria di Partecipazioni SpA	12,436	38,555
Intesa Sanpaolo SpA	133,700	489,069
Prysmian SpA	10,600	128,589
UniCredit SpA	111,600	273,054
TOTAL ITALY		2,075,704
Japan - 6.4%
ABC-Mart, Inc.	4,800	147,677
ACOM Co. Ltd.	160	6,112
Asahi Glass Co. Ltd.	16,000	100,535
Astellas Pharma, Inc.	16,400	660,538
Benesse Corp.	12,600	529,184
Bridgestone Corp.	22,200	388,103
Canon, Inc.	17,800	622,820
Capcom Co. Ltd.	2,800	62,419
Central Japan Ry Co.	118	969,270
Credit Saison Co. Ltd.	8,300	88,079
Common Stocks - continued
	Shares	Value
Japan - continued
Daihen Corp.	22,000	$ 51,288
Daiichi Sankyo Co. Ltd.	8,500	174,283
Dainippon Screen Manufacturing Co. Ltd.	92,000	196,143
Daiwa House Industry Co. Ltd.	107,000	951,173
Denso Corp.	23,100	450,210
Disco Corp.	4,300	103,052
Doutor Nichires Holdings Co., Ltd.	6,000	93,384
Fuji Machine Manufacturing Co. Ltd.	7,300	63,033
Fuji Oil Co. Ltd.	26,400	303,048
Fujifilm Holdings Corp.	15,500	356,798
Fujitsu Ltd.	49,000	192,649
Haseko Corp.	140,500	127,136
Hitachi Ltd.	119,000	558,683
Japan Airlines Corp. (a)	121,000	275,328
Kao Corp.	16,000	467,842
Kobayashi Pharmaceutical Co. Ltd.	7,100	227,467
KOEI Co. Ltd. (g)	11,300	123,287
Kubota Corp.	43,000	215,821
Lawson, Inc.	3,600	175,946
Maeda Road Construction Co. Ltd.	27,000	192,147
Matsumotokiyoshi Holdings Co. Ltd.	16,100	315,595
Matsushita Electric Works Coltd(OLD)	34,000	296,730
Mazda Motor Corp.	35,000	77,620
Mitsubishi UFJ Financial Group, Inc.	177,900	1,117,898
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,170	123,808
Mitsui & Co. Ltd.	12,000	116,268
Mitsui Chemicals, Inc.	76,000	265,340
Mitsui O.S.K. Lines Ltd.	46,000	240,196
Namco Bandai Holdings, Inc.	9,200	94,602
Nintendo Co. Ltd.	600	187,200
Nippon Building Fund, Inc.	28	269,038
Nippon Meat Packers, Inc.	7,000	96,007
Nippon Mining Holdings, Inc.	47,000	143,876
Nissin Food Holdings Co. Ltd.	9,800	280,114
Nomura Holdings, Inc.	27,900	264,321
Nomura Real Estate Office Fund, Inc.	18	102,329
NTT DoCoMo, Inc.	685	1,086,320
Obayashi Corp.	35,000	171,238
Okinawa Cellular Telephone Co.	51	89,552
Osaka Securities Exchange Co. Ltd.	74	243,149
Rakuten, Inc.	1,376	682,101
Rinnai Corp.	3,000	109,700
Common Stocks - continued
	Shares	Value
Japan - continued
Ryohin Keikaku Co. Ltd.	2,200	$ 105,257
Sankyo Co. Ltd. (Gunma)	5,200	231,354
Sega Sammy Holdings, Inc.	20,800	157,236
Seven & I Holdings Co. Ltd.	9,400	263,919
SHO-BOND Holdings Co. Ltd.	8,300	148,274
SMC Corp.	1,800	169,917
Sompo Japan Insurance, Inc.	85,000	595,748
Square Enix Holdings Co. Ltd.	10,600	267,039
Stanley Electric Co. Ltd.	4,700	59,088
Sumitomo Corp.	58,800	517,299
Sumitomo Electric Industries Ltd.	37,500	303,605
Sumitomo Metal Industries Ltd.	63,000	162,024
Sumitomo Mitsui Financial Group, Inc.	178	713,542
Sumitomo Trust & Banking Co. Ltd.	43,000	199,126
THK Co. Ltd.	5,000	68,468
Toho Pharmaceutical Co. Ltd.	13,400	143,657
Tohokushinsha Film Corp.	12,400	64,996
Tokai Carbon Co. Ltd.	6,000	31,458
Tokio Marine Holdings, Inc.	10,700	322,070
Tokuyama Corp.	37,000	187,365
Tokyo Electric Power Co.	32,300	914,706
Toyota Motor Corp.	15,400	601,354
Toyota Motor Corp. sponsored ADR	4,000	304,360
Uni-Charm Corp.	2,600	186,473
USJ Co. Ltd.	209	86,414
TOTAL JAPAN		22,051,206
Luxembourg - 0.0%
ArcelorMittal SA (France)	3,900	101,437
Netherlands - 0.5%
ASML Holding NV (Netherlands)	5,100	89,282
Koninklijke KPN NV	60,200	847,808
Unilever NV (Certificaten Van Aandelen)	37,600	906,140
TOTAL NETHERLANDS		1,843,230
Norway - 0.1%
Pronova BioPharma ASA	95,700	248,619
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	154,269	192,392
Oil Search Ltd.	140,195	424,511
TOTAL PAPUA NEW GUINEA		616,903
Common Stocks - continued
	Shares	Value
Russia - 0.0%
OAO Gazprom sponsored ADR	2,900	$ 59,305
Singapore - 0.5%
CapitaLand Ltd.	97,000	194,404
DBS Group Holdings Ltd.	79,000	603,046
Raffles Education Corp. Ltd.	682,000	263,373
Rickmers Maritime	396,000	112,689
United Overseas Bank Ltd.	43,000	388,752
TOTAL SINGAPORE		1,562,264
Spain - 0.4%
Banco Santander SA	30,200	326,618
Inditex SA	2,700	91,267
Telefonica SA sponsored ADR	20,300	1,126,853
TOTAL SPAIN		1,544,738
Sweden - 0.1%
H&M Hennes & Mauritz AB (B Shares)	6,400	229,456
Switzerland - 2.7%
Actelion Ltd. (Reg.) (a)	9,179	484,802
Credit Suisse Group (Reg.)	18,346	685,880
EFG International	10,940	235,461
Julius Baer Holding AG	6,729	263,116
Lindt & Spruengli AG	7	169,783
Lonza Group AG	1,393	115,584
Nestle SA (Reg.)	55,701	2,165,578
Nobel Biocare Holding AG (Switzerland)	4,870	83,642
Novartis AG:
(Reg.)	20,249	1,027,578
sponsored ADR	26,000	1,325,740
Roche Holding AG (participation certificate)	9,094	1,390,417
Sonova Holding AG	4,285	178,006
UBS AG:
(For. Reg.)	22,063	374,268
(NY Shares)	13,645	230,601
Zurich Financial Services AG (Reg.)	3,581	726,348
TOTAL SWITZERLAND		9,456,804
United Kingdom - 4.1%
Aegis Group PLC	86,900	91,572
Anglo American PLC (United Kingdom)	3,600	90,317
AstraZeneca PLC sponsored ADR (g)	36,000	1,528,560
Autonomy Corp. PLC (a)	9,200	145,854
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC	45,700	$ 130,987
Bellway PLC	38,300	333,620
BG Group PLC	17,200	252,877
Bovis Homes Group PLC	59,400	324,651
BP PLC	55,900	455,612
British American Tobacco PLC (United Kingdom)	24,700	677,420
Capita Group PLC	36,700	379,174
Centrica PLC	85,600	420,571
easyJet PLC (a)	60,200	300,276
Experian PLC	111,200	613,189
Hammerson PLC	16,300	187,843
HBOS PLC	65,500	107,238
HSBC Holdings PLC sponsored ADR	19,200	1,132,800
Informa PLC	64,100	217,142
Kesa Electricals PLC	172,600	221,614
Kingfisher PLC	136,900	252,651
Lloyds TSB Group PLC	66,600	215,232
Man Group PLC	43,600	251,693
National Grid PLC	31,900	359,313
Persimmon PLC	34,800	168,454
Prudential PLC	72,500	364,147
Reckitt Benckiser Group PLC	21,600	913,563
Redrow PLC	49,600	165,869
Rio Tinto PLC (Reg.)	6,200	289,580
Royal Dutch Shell PLC Class A (United Kingdom)	42,700	1,173,027
SSL International PLC	53,100	358,586
Standard Chartered PLC (United Kingdom)	29,300	484,182
Tesco PLC	110,500	605,367
Vodafone Group PLC	266,600	512,799
Vodafone Group PLC sponsored ADR	23,000	443,210
TOTAL UNITED KINGDOM		14,168,990
United States of America - 26.7%
Amazon.com, Inc. (a)	20,000	1,144,800
Amgen, Inc. (a)	40,000	2,395,600
Anheuser-Busch Companies, Inc.	1,800	111,654
Apple, Inc. (a)	38,500	4,142,215
Bank of America Corp.	226,700	5,479,339
Baxter International, Inc.	38,000	2,298,620
Bristol-Myers Squibb Co.	140,000	2,877,000
C.R. Bard, Inc.	3,000	264,750
Capital One Financial Corp.	70,300	2,750,136
Common Stocks - continued
	Shares	Value
United States of America - continued
Chevron Corp.	20,000	$ 1,492,000
Electronic Arts, Inc. (a)	7,000	159,460
Exxon Mobil Corp.	28,700	2,127,244
FMC Corp.	67,800	2,952,012
Genentech, Inc. (a)	5,700	472,758
Genzyme Corp. (a)	6,000	437,280
Gilead Sciences, Inc. (a)	29,000	1,329,650
Google, Inc. Class A (sub. vtg.) (a)	14,800	5,318,528
Johnson & Johnson	46,000	2,821,640
Masco Corp.	159,000	1,613,850
Meritage Homes Corp. (a)	50,000	686,500
Microsoft Corp.	128,000	2,858,240
Oracle Corp. (a)	194,900	3,564,721
PACCAR, Inc.	99,200	2,900,608
Philip Morris International, Inc.	67,000	2,912,490
PNC Financial Services Group, Inc.	11,000	733,370
Procter & Gamble Co.	21,000	1,355,340
Pulte Homes, Inc.	284,300	3,167,102
QUALCOMM, Inc.	59,800	2,287,948
Questar Corp.	54,000	1,860,840
Raytheon Co. warrants 6/16/11 (a)	112	1,710
Southwestern Energy Co. (a)	49,000	1,745,380
Synthes, Inc.	1,485	191,587
The Coca-Cola Co.	34,000	1,498,040
The Travelers Companies, Inc.	42,000	1,787,100
Tim Hortons, Inc.	2,200	55,374
Union Pacific Corp.	106,800	7,131,036
VF Corp.	90,100	4,964,510
Virgin Media, Inc.	22,800	131,328
W.R. Berkley Corp.	79,800	2,096,346
Wal-Mart Stores, Inc.	85,600	4,777,336
Wells Fargo & Co.	159,900	5,444,595
TOTAL UNITED STATES OF AMERICA		92,340,037
TOTAL COMMON STOCKS (Cost $210,998,705)		178,378,139
Corporate Bonds - 9.4%
		Principal Amount (e)	Value
Convertible Bonds - 0.0%
United Kingdom - 0.0%
Shire PLC 2.75% 5/9/14		$ 300,000	$ 204,000
Nonconvertible Bonds - 9.4%
Australia - 0.1%
Didon Tunisia Pty. Ltd. 6.3188% 3/13/12 (h)(j)		100,000	60,000
QBE Capital Funding II LP 6.797% (h)(j)		130,000	55,250
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	300,000	316,770
TOTAL AUSTRALIA			432,020
Bermuda - 0.1%
MPF Corp. (Norway) AS 9.9538% 9/20/11 (d)(h)(j)		300,000	45,000
Northern Offshore Ltd. 7.3188% 6/14/10 (h)(j)		100,000	55,000
Rubicon Offshore Holdings Ltd. 9.635% 4/16/12 (h)(j)		200,000	130,000
Seadrill Ltd. 7.99% 1/23/09 (h)(j)	NOK	500,000	71,266
TOTAL BERMUDA			301,266
British Virgin Islands - 0.0%
CEMEX SAB de CV 6.196% (j)		100,000	44,750
Canada - 0.4%
Ontario Province 4.2% 3/8/18	CAD	1,800,000	1,410,309
Cayman Islands - 0.3%
Bosphorus Financial Services Ltd. 4.6044% 2/15/12 (j)		218,750	194,688
Finans Capital Finance Ltd. 9% 10/7/14 (Reg. S) (f)		160,000	165,581
MUFG Capital Finance 5 Ltd. 6.299% (j)	GBP	100,000	111,158
PetroProd Ltd. 10.75% 1/12/12 (h)(j)		200,000	110,000
SMFG Finance Ltd. 6.164% (j)	GBP	75,000	85,186
SMFG Preferred Capital USD 1 Ltd. 6.078% (h)(j)		300,000	207,384
TOTAL CAYMAN ISLANDS			873,997
Cyprus - 0.1%
Colgrade Ltd. 8.25% 6/28/10		380,000	247,243
Mizuho Capital Investment Europe 1 Ltd. 5.02% (j)	EUR	100,000	98,261
Remedial Cyprus PCL 9.0188% 3/28/12 (h)(j)		200,000	110,000
TOTAL CYPRUS			455,504
France - 0.6%
BNP Paribas SA:
3.0106% 11/23/15 (j)		200,000	183,480
8.667% (j)	EUR	100,000	118,804
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
France - continued
Caisse Nationale des Caisses d' Epargne et de Prevoyance 6.117% (j)	EUR	$ 50,000	$ 37,620
CMA CGM SA 5.5% 5/16/12 (Reg. S)	EUR	445,000	276,328
Compagnie de St. Gobain 5.643% 4/11/12 (j)	EUR	175,000	195,364
Credit Logement SA:
4.604% (j)	EUR	250,000	234,444
5.558% 12/2/49 (j)	EUR	150,000	170,152
Natixis SA:
5.171% 1/26/17 (j)	EUR	100,000	83,122
6.307% (j)	EUR	100,000	60,637
Societe Generale 5.136% 6/7/17 (j)	EUR	100,000	108,161
Veolia Environnement 6.125% 10/29/37	GBP	200,000	271,113
Vivendi 5.75% 4/4/13 (Reg. S)		300,000	282,483
TOTAL FRANCE			2,021,708
Germany - 0.2%
Bayer AG:
5.493% 4/10/10 (j)	EUR	200,000	252,606
5.625% 5/23/18	GBP	150,000	215,172
Deutsche Boerse AG 7.5% 6/13/38 (j)	EUR	200,000	180,555
Wuerttembergische Lebens AG 5.375% 6/1/26 (j)	EUR	100,000	101,942
TOTAL GERMANY			750,275
Hong Kong - 0.2%
Chong Hing Bank Ltd. 3.7488% 12/16/16 (j)		175,000	152,387
Dah Sing Bank Ltd. 3.56% 6/3/16 (j)		250,000	204,662
Wing Hang Bank Ltd. 6% (j)		260,000	151,533
TOTAL HONG KONG			508,582
India - 0.1%
Export-Import Bank of India 1.3925% 6/7/12 (j)	JPY	40,000,000	324,824
ICICI Bank Ltd. 5.29% 1/12/10 (Reg. S) (j)		125,000	120,066
TOTAL INDIA			444,890
Ireland - 0.5%
Anglo Irish Bank Corp. PLC 5.223% 6/19/17 (j)	EUR	100,000	89,558
Ardagh Glass Group PLC 10.75% 3/1/15 pay-in-kind	EUR	289,713	124,254
Bank of Ireland UK Holdings PLC 7.4% (j)	EUR	400,000	247,008
Irish Nationwide Building Society:
5.089% 5/18/09 (j)	EUR	300,000	374,951
5.875% 12/15/08	GBP	85,000	133,496
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
Ireland - continued
JSC Vneshtorgbank 7% 4/13/09 (Issued by Dali Capital PLC for JSC Vneshtorgbank)	RUB	$ 7,000,000	$ 238,016
ROSBANK (OJSC JSCB) 8% 9/30/09 (Issued by Dali Capital PLC for ROSBANK (OJSC JSCB))	RUB	3,800,000	73,031
TransCapitalInvest Ltd. 5.67% 3/5/14 (Reg. S)		400,000	266,844
VTB24 Capital PLC 3.635% 12/7/09 (j)		270,000	207,252
TOTAL IRELAND			1,754,410
Italy - 0.3%
Banca Italease SpA 5.168% 2/2/10 (j)	EUR	400,000	438,222
Banca Popolare di Milano 9% (j)	EUR	200,000	196,418
IFIL Finanziaria di Partecipazioni SpA 5.375% 6/12/17	EUR	150,000	152,774
Intesa Sanpaolo SpA 6.375% 11/12/17 (j)	GBP	150,000	235,034
TOTAL ITALY			1,022,448
Kazakhstan - 0.0%
ATF Bank JSC 8.875% 11/9/09		200,000	157,234
Korea (South) - 0.1%
GS Caltex Corp. 5.5% 4/24/17 (Reg. S)		300,000	237,105
Hyundai Capital Services, Inc. 5.625% 1/24/12		200,000	183,302
TOTAL KOREA (SOUTH)			420,407
Luxembourg - 0.5%
Fiat Finance & Trade Ltd. 5.625% 11/15/11	EUR	100,000	89,737
Gaz Capital SA (Luxembourg):
6.58% 10/31/13	GBP	100,000	95,490
7.51% 7/31/13 (Reg S.)		200,000	144,000
Glencore Finance (Europe) SA 6.5% 2/27/19	GBP	200,000	158,019
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (j)		500,000	320,000
Lux-Development SA 6.1% 10/31/16 (f)	EUR	200,000	263,386
Russian Standard Finance SA 6.825% 9/16/09	EUR	150,000	141,448
Slavinvestbank LLC 9.875% 12/21/09 (Issued by Slavinvest Finance SA for Slavinvestbank LLC)		210,000	183,884
TNK-BP Finance SA 7.5% 7/18/16		250,000	127,500
VTB Capital SA 4.4913% 11/2/09 (j)		175,000	144,375
TOTAL LUXEMBOURG			1,667,839
Malaysia - 0.1%
IOI Ventures (L) Bhd 5.25% 3/16/15		300,000	277,779
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
Netherlands - 0.5%
ALB Finance BV 8.75% 4/20/11		$ 100,000	$ 31,433
ASML Holding NV 5.75% 6/13/17	EUR	250,000	250,395
Asset Repackaging Trust Five BV 12.59% 12/21/11 pay-in-kind (j)	EUR	120,385	61,375
BOATS Investments (Netherlands) BV 11% 3/31/17 pay-in-kind	EUR	305,745	162,000
CenterCredit International BV 8.625% 1/30/14 (Reg. S)		100,000	48,350
Eureko BV 5.125% (j)	EUR	200,000	145,762
Fortis Bank (Nederland) NV 4.625% (j)	EUR	150,000	105,150
ING Bank NV 5.0688% 10/14/14 (j)		175,000	166,491
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		300,000	180,000
Invitel Holdings NN 13.568% 4/15/13 (Reg. S) (j)	EUR	220,469	141,615
Media Nusantara Citra BV 10.75% 9/12/11		148,958	113,118
Siemens Financieringsmaatschappij NV 6.125% 9/14/66 (j)	GBP	150,000	159,306
TuranAlem Finance BV 6.25% 9/27/11	EUR	250,000	150,798
TOTAL NETHERLANDS			1,715,793
Norway - 0.7%
Africa Offshore Services AS 9.7688% 6/29/12 (h)(j)		100,000	60,000
DDI Holding AS:
7.8344% 3/15/12 (h)(j)		100,000	69,250
9.3% 1/19/12 (k)		89,201	53,521
Kommunalbanken AS 5.125% 5/30/12		1,900,000	2,007,103
Petrojack AS 11% 4/19/10	NOK	1,000,000	103,930
Petrolia Drilling ASA 12% 6/20/12 (h)	NOK	500,000	22,271
Petromena AS 10.85% 11/19/10 (h)		100,000	65,000
ProdJack AS:
11.25% 2/22/13 (h)		100,000	55,000
11.25% 3/8/13 (h)		100,000	55,000
Sevan Marine ASA 5.8044% 5/14/13 (h)(j)		100,000	60,000
TOTAL NORWAY			2,551,075
Russia - 0.1%
Bank St. Petersburg 9.501% 11/25/09 (Issued by BSPB Finance PLC for Bank St. Petersburg)		250,000	196,120
Raspadskaya Securities Ltd. 7.5% 5/22/12		200,000	112,922
TOTAL RUSSIA			309,042
Spain - 0.2%
Bancaja Emisiones SA 4.625% (j)	EUR	239,000	98,294
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
Spain - continued
Corporacion Mapfre SA 5.921% 7/24/37 (j)	EUR	$ 250,000	$ 218,034
Santander Issuances SA Unipersonal 5.296% 7/25/17 (j)	EUR	150,000	161,673
Telefonica Emisiones SAU 5.888% 1/31/14	GBP	100,000	147,118
TOTAL SPAIN			625,119
Sweden - 0.1%
Svenska Handelsbanken AB 2.9688% 3/15/16 (j)		200,000	182,690
Switzerland - 0.0%
UBS AG London Branch 6.625% 4/11/18	GBP	100,000	156,854
United Arab Emirates - 0.1%
Emirates Bank International PJSC 3.415% 12/7/16 (j)		300,000	224,634
United Kingdom - 1.6%
Alliance & Leicester PLC 4.25% 12/30/08	GBP	170,000	270,251
Bank of Scotland 6.375% 8/16/19	GBP	400,000	508,150
Barclays Bank PLC 6.75% 1/16/23 (j)	GBP	300,000	427,727
Broadgate PLC 7.0775% 10/5/25 (j)	GBP	38,750	43,118
Cattles PLC 7.125% 7/5/17	GBP	100,000	76,005
Centrica PLC 7% 9/19/33	GBP	200,000	299,189
EFG Hellas Funding Ltd. 4.565% (j)	EUR	200,000	134,159
Getin Finance PLC 6.967% 5/13/09 (j)	EUR	100,000	119,761
HBOS PLC 3.0731% 2/6/14 (j)		200,000	186,440
ICICI Bank UK PLC 3.43% 2/27/12 (j)		125,000	68,589
Imperial Tobacco Finance 7.25% 9/15/14	EUR	150,000	186,086
Lloyds TSB Bank PLC 4.385% (j)	EUR	200,000	163,004
Lloyds TSB Group PLC 6.267% (h)(j)		200,000	90,750
Nationwide Building Society 3.375% 8/17/15 (j)	EUR	455,000	506,154
Northern Rock PLC 4.5188% 10/21/10 (j)		250,000	213,285
Novae Group PLC 8.375% 4/27/17 (j)	GBP	50,000	52,297
Old Mutual Capital Funding L.P. 8%		320,000	166,272
Old Mutual PLC 4.5% 1/18/17 (j)	EUR	100,000	97,516
Rexam PLC 4.375% 3/15/13	EUR	250,000	267,627
Royal Bank of Scotland PLC:
3.8413% 7/24/14 (j)		200,000	173,833
5.891% (j)	EUR	100,000	64,341
Scottish & Southern Energy PLC 6.25% 8/27/38	GBP	150,000	239,364
Tesco PLC 5.875% 9/12/16	EUR	300,000	348,640
UBS AG Jersey Branch 4.6525% 4/18/16 (j)		200,000	161,012
UBS AG London Branch 6.25% 9/3/13	EUR	100,000	125,299
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
United Kingdom - continued
Ukrsotsbank 8% 2/22/10 (Issued by Credit Suisse First Boston International for Ukrsotsbank)		$ 300,000	$ 271,326
Vodafone Group PLC 3.09% 2/27/12 (j)		160,000	128,744
TOTAL UNITED KINGDOM			5,388,939
United States of America - 2.5%
BA Covered Bond Issuer 4.125% 4/5/12	EUR	1,700,000	2,110,682
Banca Popolare di Lodi Investor Trust III 6.742% (j)	EUR	200,000	178,758
Bank of America Corp. 5.125% 9/26/14	EUR	250,000	296,393
BSP Finance BV 10.75% 11/1/11		100,000	55,000
Citigroup, Inc. 4.25% 2/25/30 (j)	EUR	200,000	136,400
Countrywide Home Loans, Inc. 5.414% 11/24/08 (j)	EUR	150,000	190,504
Credit Suisse First Boston New York Branch 5% 5/15/13		400,000	360,740
DaimlerChrysler NA Holding Corp. 3.2488% 3/13/09 (j)		100,000	95,129
General Electric Co. 5.25% 12/6/17		200,000	167,410
Goldman Sachs Group, Inc.:
5.375% 2/15/13	EUR	200,000	223,849
6.15% 4/1/18		200,000	165,679
6.5% 10/6/10	EUR	250,000	317,688
7.125% 8/7/25	GBP	200,000	278,526
HVB Funding Trust VIII 7.055% 3/28/49 (j)	EUR	800,000	638,284
JPMorgan Chase & Co. 5.25% 5/8/13	EUR	250,000	312,475
Lehman Brothers Holdings E-Capital Trust I 3.5888% 8/19/65 (d)(j)		350,000	35
Merrill Lynch & Co., Inc.:
4.625% 10/2/13	EUR	550,000	567,926
6.15% 4/25/13		500,000	461,351
6.75% 5/21/13	EUR	150,000	175,196
Morgan Stanley 5.39% 7/20/12 (j)	EUR	430,000	402,109
PPL Energy Supply LLC 6.5% 5/1/18		160,000	124,678
RBS Capital Trust IV 4.5619% (j)		205,000	92,353
Schering-Plough Corp. 5.375% 10/1/14	EUR	200,000	240,752
SLM Corp.:
5.158% 12/15/10 (j)	EUR	200,000	175,618
5.288% 6/17/13 (j)	EUR	112,000	79,606
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
United States of America - continued
Sprint Capital Corp. 8.75% 3/15/32		$ 325,000	$ 212,875
WaMu Covered Bond Program 4.375% 5/19/14	EUR	550,000	597,759
TOTAL UNITED STATES OF AMERICA			8,657,775
TOTAL NONCONVERTIBLE BONDS			32,355,339
TOTAL CORPORATE BONDS (Cost $43,793,404)			32,559,339
Government Obligations - 32.0%

Canada - 0.5%
Canadian Government 5.25% 6/1/12	CAD	1,750,000	1,579,107
France - 1.0%
French Republic 4.5% 7/12/13	EUR	2,700,000	3,508,734
Germany - 7.9%
German Federal Republic:
3.5% 4/12/13	EUR	100,000	128,902
4% 7/4/16	EUR	1,587,500	2,049,065
4.25% 1/4/14	EUR	7,170,000	9,554,235
4.25% 7/4/17	EUR	6,750,000	8,844,705
4.25% 7/4/18	EUR	1,400,000	1,834,207
5.625% 1/4/28	EUR	3,460,000	4,961,539
TOTAL GERMANY			27,372,653
Greece - 0.7%
Greek Government:
4.5% 9/20/37	EUR	1,150,000	1,228,430
4.6% 7/20/18	EUR	1,100,000	1,306,669
TOTAL GREECE			2,535,099
Italy - 0.7%
Italian Republic 4.5% 3/1/19	EUR	2,000,000	2,398,015
Japan - 16.5%
Japan Government:
Inflation-Indexed Bond 1.1% 12/10/16	JPY	1,002,622,000	8,678,229
0.4965% to 0.5845% 11/4/08 to 2/2/09	JPY	1,240,000,000	12,581,105
0.9% 12/22/08	JPY	150,000,000	1,523,281
Government Obligations - continued
		Principal Amount (e)	Value
Japan - continued
Japan Government: - continued
0.9% 6/20/13	JPY	$ 110,000,000	$ 1,119,105
0.92% 11/20/20 (j)	JPY	225,000,000	2,081,789
1.3% 3/20/15	JPY	1,040,000,000	10,731,267
1.4% 3/20/18	JPY	25,000,000	253,782
1.5% 3/20/14	JPY	400,000,000	4,185,230
1.9% 6/20/16	JPY	935,000,000	10,011,803
2.5% 9/20/36	JPY	350,000,000	3,728,513
2.5% 9/20/37	JPY	200,000,000	2,136,568
TOTAL JAPAN			57,030,672
Poland - 0.4%
Polish Government 5.625% 6/20/18	EUR	1,100,000	1,278,825
United Kingdom - 0.8%
UK Treasury GILT:
4.75% 12/7/38	GBP	505,000	844,963
5% 3/7/18	GBP	1,080,000	1,801,662
TOTAL UNITED KINGDOM			2,646,625
United States of America - 3.5%
Federal Home Loan Bank 3.625% 10/18/13		300,000	289,366
U.S. Treasury Bonds 5% 5/15/37		265,000	291,873
U.S. Treasury Inflation-Indexed Notes 1.625% 1/15/15		5,163,840	4,518,379
U.S. Treasury Notes:
3.5% 2/15/18		40,000	38,909
4% 8/15/18		3,000,000	3,003,984
5.125% 5/15/16		3,605,000	3,907,762
TOTAL UNITED STATES OF AMERICA			12,050,273
TOTAL GOVERNMENT OBLIGATIONS (Cost $111,918,384)			110,400,003
U.S. Government Agency - Mortgage Securities - 1.5%

Fannie Mae - 1.5%
5.5% 11/1/38 (i)		3,000,000	2,931,556
6% 11/1/38 (i)		2,250,000	2,249,582
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,203,242)			5,181,138
Asset-Backed Securities - 0.4%
		Principal Amount (e)	Value
Clock Finance BV Series 2007-1 Class B2, 5.134% 2/25/15 (j)	EUR	$ 100,000	$ 107,814
Leek Finance PLC Series 2005-15X Class BA, 6.35% 3/21/37 (j)	GBP	100,000	112,641
Mermaid Secured Finance Ltd. Series 2007-1:
Class C, 5.16% 1/30/40 (j)	EUR	50,000	59,904
Class D, 5.36% 1/30/40 (j)	EUR	100,000	117,259
Prime Bricks Series 2007-1:
Class B, 5.16% 1/30/40 (j)	EUR	50,000	59,929
Class C, 5.36% 1/30/40 (j)	EUR	50,000	58,629
Promise K 2006-1 GmbH Series I 2006-1 Class D, 5.629% 3/10/17 (j)	EUR	100,000	102,843
Provide Bricks Series 2007-1 Class B, 5.22% 1/30/40 (j)	EUR	200,000	237,602
TS Co.mit One GmbH Series 1 Class C, 5.419% 6/29/13 (Reg. S) (j)	EUR	78,654	93,762
Volkswagen Car Lease Series 9 Class B, 4.911% 10/21/13 (j)	EUR	250,000	295,627
Whinstone Capital Management Ltd. Series 2005-1X Class B1, 6.8538% 10/25/45 (j)	GBP	70,098	63,697
TOTAL ASSET-BACKED SECURITIES (Cost $1,653,169)			1,309,707
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.2%
Arkle Master Issuer PLC:
floater Series 2006-1X Class 5M1, 5.234% 2/17/52 (j)	EUR	100,000	100,622
Series 2006-1X Class 2C, 5.314% 2/17/52 (j)	EUR	75,000	94,922
Arran Residential Mortgages Funding No. 1 PLC Series 2006-1X Class CC, 5.611% 4/12/56 (j)	EUR	94,905	107,340
Holmes Master Issuer PLC floater Series 2007-1 Class 3C2, 5.738% 7/15/40 (j)	EUR	150,000	133,168
Permanent Master Issuer PLC floater Series 2006-1 Class 2C, 5.1525% 7/17/42 (j)		400,000	335,212
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $968,578)			771,264
Commercial Mortgage Securities - 0.3%
		Principal Amount (e)	Value
France - 0.0%
Paris Prime Community Real Estate Series 2006-1 Class B, 5.25% 4/22/14 (h)(j)	EUR	$ 72,109	$ 82,753
Ireland - 0.1%
European Property Capital Series 4 Class C, 6.3963% 7/20/14 (j)	GBP	41,701	60,644
German Residential Asset Note Distributor PLC Series 1 Class A, 5.33% 7/20/16 (j)	EUR	177,244	203,355
Rivoli Pan Europe PLC Series 2006-1 Class B 5.248% 8/3/18 (j)	EUR	100,000	110,784
TOTAL IRELAND			374,783
Japan - 0.0%
JLOC 37 LLC (Reg. S) Series X Class B1, 1.4575% 1/15/15 (j)	JPY	13,502,000	133,972
Netherlands - 0.0%
Skyline BV Series 2007-1 Class D, 5.81% 7/22/43 (j)	EUR	100,000	63,728
United Kingdom - 0.2%
Canary Wharf Finance II PLC Series 3MUK Class C2, 6.555% 10/22/37 (j)	GBP	150,000	168,961
Eddystone Finance PLC Series 2006-1:
Class B, 6.4963% 4/19/21 (j)	GBP	100,000	120,899
Class C, 6.6963% 4/19/21 (j)	GBP	50,000	55,939
London & Regional Debt Securitisation No. 1 PLC Class A, 6.42% 10/15/14 (j)	GBP	100,000	136,799
TOTAL UNITED KINGDOM			482,598
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,488,439)			1,137,834
Supranational Obligations - 0.4%

European Investment Bank 5.625% 6/7/32 (Cost $1,748,341)	GBP	800,000	1,379,595
Certificates of Deposit - 0.0%

Norway - 0.0%
MPU-Multi Purpose Unit-Offshore Lift ASA 16.1% 7/23/08 (d) (Cost $293,224)	NOK	1,500,000	4,454
Preferred Securities - 0.2%
	Principal Amount (e)	Value
Cayman Islands - 0.0%
MUFG Capital Finance 2 Ltd. 4.85% (j)	150,000	$ 118,493
Germany - 0.1%
BayernLB Capital Trust I 6.2032% (j)	650,000	313,970
Luxembourg - 0.1%
Glencore Finance (Europe) SA 8%	450,000	207,885
TOTAL PREFERRED SECURITIES (Cost $1,155,167)		640,348
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	25,685,206	25,685,206
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	1,347,485	1,347,485
TOTAL MONEY MARKET FUNDS (Cost $27,032,691)		27,032,691
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.14%, dated 10/31/08 due 11/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $44,000)	$ 44,001	44,000
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $406,297,344)		358,838,512
NET OTHER ASSETS - (3.9)%		(13,559,366)
NET ASSETS - 100%		$ 345,279,146
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
NOK	-	Norwegian krone
RUB	-	Russian ruble
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Security or a portion of the security is on loan at period end.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,403,924 or 0.4% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $53,521 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
DDI Holding AS 9.3% 1/19/12	3/22/07	$ 92,212
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$44,000 due 11/03/08 at 0.14%
BNP Paribas Securities Corp.	$ 2,965
Banc of America Securities LLC	5,929
Barclays Capital, Inc.	5,929
Deutsche Bank Securities, Inc.	15,416
Morgan Stanley & Co., Inc.	421
UBS Securities LLC	13,340
$ 44,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 714,134
Fidelity Securities Lending Cash Central Fund	38,819
Total	$ 752,953
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	5.0%
AAA,AA,A	31.6%
BBB	2.4%
BB	0.5%
B	0.1%
CCC,CC,C	0.0%
Not Rated	1.1%
Equities	51.7%
Short-Term Investments and Net Other Assets	7.6%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $38,189,912 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,307,496 and repurchase agreements of $44,000) - See accompanying schedule: Unaffiliated issuers (cost $379,264,653)	$ 331,805,821
Fidelity Central Funds (cost $27,032,691)	27,032,691
Total Investments (cost $406,297,344)		$ 358,838,512
Cash		1,019
Foreign currency held at value (cost $50,529)		49,944
Receivable for investments sold Regular delivery		8,389,531
Delayed delivery		4,589,906
Receivable for fund shares sold		621,618
Dividends receivable		447,363
Interest receivable		2,010,171
Distributions receivable from Fidelity Central Funds		37,722
Prepaid expenses		90
Other receivables		22,312
Total assets		375,008,188

Liabilities
Payable for investments purchased Regular delivery	$ 17,474,023
Delayed delivery	9,827,055
Payable for fund shares redeemed	605,122
Accrued management fee	208,902
Other affiliated payables	97,707
Other payables and accrued expenses	168,748
Collateral on securities loaned, at value	1,347,485
Total liabilities		29,729,042

Net Assets		$ 345,279,146
Net Assets consist of:
Paid in capital		$ 428,891,088
Undistributed net investment income		6,726,768
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,616,405)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(47,722,305)
Net Assets, for 20,378,899 shares outstanding		$ 345,279,146
Net Asset Value, offering price and redemption price per share ($345,279,146 ÷ 20,378,899 shares)		$ 16.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 5,223,320
Interest		6,448,032
Income from Fidelity Central Funds		752,953
		12,424,305
Less foreign taxes withheld		(296,667)
Total income		12,127,638

Expenses
Management fee	$ 2,866,364
Transfer agent fees	933,023
Accounting and security lending fees	210,303
Custodian fees and expenses	420,473
Independent trustees' compensation	1,576
Registration fees	51,814
Audit	92,134
Legal	2,005
Miscellaneous	6,556
Total expenses before reductions	4,584,248
Expense reductions	(75,509)	4,508,739
Net investment income (loss)		7,618,899
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(957))	(42,039,377)
Foreign currency transactions	132,311
Total net realized gain (loss)		(41,907,066)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,855)	(91,265,722)
Assets and liabilities in foreign currencies	(344,717)
Total change in net unrealized appreciation (depreciation)		(91,610,439)
Net gain (loss)		(133,517,505)
Net increase (decrease) in net assets resulting from operations		$ (125,898,606)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,618,899	$ 4,830,566
Net realized gain (loss)	(41,907,066)	32,398,007
Change in net unrealized appreciation (depreciation)	(91,610,439)	24,988,350
Net increase (decrease) in net assets resulting from operations	(125,898,606)	62,216,923
Distributions to shareholders from net investment income	(5,015,376)	(2,296,243)
Distributions to shareholders from net realized gain	(27,812,540)	(24,110,533)
Total distributions	(32,827,916)	(26,406,776)
Share transactions Proceeds from sales of shares	263,385,231	157,223,429
Reinvestment of distributions	31,418,376	25,322,315
Cost of shares redeemed	(162,108,177)	(107,252,455)
Net increase (decrease) in net assets resulting from share transactions	132,695,430	75,293,289
Redemption fees	48,708	14,161
Total increase (decrease) in net assets	(25,982,384)	111,117,597

Net Assets
Beginning of period	371,261,530	260,143,933
End of period (including undistributed net investment income of $6,726,768 and undistributed net investment income of $4,821,537, respectively)	$ 345,279,146	$ 371,261,530
Other Information Shares
Sold	12,310,512	6,881,716
Issued in reinvestment of distributions	1,384,069	1,178,330
Redeemed	(7,932,619)	(4,712,119)
Net increase (decrease)	5,761,962	3,347,927

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 23.08	$ 21.95	$ 19.69	$ 18.06
Income from Investment Operations
Net investment income (loss) B	.40	.35	.28	.17 E	.10 F
Net realized and unrealized gain (loss)	(6.70)	4.27	2.66	2.54	1.85
Total from investment operations	(6.30)	4.62	2.94	2.71	1.95
Distributions from net investment income	(.33)	(.20)	(.14)	(.13)	(.32)
Distributions from net realized gain	(1.83)	(2.10)	(1.67)	(.32)	-
Total distributions	(2.16)	(2.30)	(1.81)	(.45)	(.32)
Redemption fees added to paid in capitalB	- H	-H	-H	-H	-H
Net asset value, end of period	$ 16.94	$ 25.40	$ 23.08	$ 21.95	$ 19.69
Total ReturnA	(26.96)%	21.83%	14.23%	13.92%	10.93%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.13%	1.14%	1.18%	1.17%	1.20%
Expenses net of fee waivers, if any	1.13%	1.14%	1.18%	1.17%	1.20%
Expenses net of all reductions	1.11%	1.12%	1.14%	1.15%	1.19%
Net investment income (loss)	1.88%	1.55%	1.27%	.80% E	.54% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 345,279	$ 371,262	$ 260,144	$ 191,247	$ 137,619
Portfolio turnover rateD	264%	169%	208%	95%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

F Net investment income per share includes approximately $.05 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income(loss) to average net assets would have been .26%

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Global Balanced Fund (the Fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On November 20, 2008, the Board of Trustees approved the creation of additional classes of shares. The Fund will commence sale of shares of Class A, Class T, Class B, Class C and Institutional Class and the existing class will be designated Global Balanced on or about January 28, 2009.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,130,446
Unrealized depreciation	(66,511,719)
Net unrealized appreciation (depreciation)	(55,381,273)
Undistributed ordinary income	9,869,178

Capital loss carryforward	(38,189,912)

Cost for federal income tax purposes	$ 414,219,785

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 16,413,958	$ 8,496,094
Long-term Capital Gains	16,413,958	17,910,682
Total	$ 32,827,916	$ 26,406,776

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,018,108,564 and $927,778,231, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,887 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $792 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $38,819.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,975 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $2,064 and $7,470 respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's

Annual Report

Notes to Financial Statements - continued

10. Other - continued

domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,378, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Global Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund (a fund of Fidelity Charles Street Trust) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Balanced Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 159 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment:2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kennealy may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity's Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Ren Y. Cheng (51)

 Year of Election or Appointment: 2007

Vice President of Asset Allocation Funds. Mr. Cheng also serves as Group Chief Investment Officer, Asset Allocation of FMR. Previously, Mr. Cheng served as a portfolio manager for the Fidelity Freedom Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income (2006) and Asset Allocation (2005) Funds. Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary (2008-present) of Fidelity Management & Research (Hong Kong) Limited and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-
present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Income Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Balanced Fund voted to pay on December 8, 2008, to shareholders of record at the opening of business on December 5, 2008, a distribution of $0.17 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.38 per share from net investment income.

A total of 5.7% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 19% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 6% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.328 and $0.0139 for the dividend paid December 7, 2007.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Balanced Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan), Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Balanced Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 33% means that 67% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Global Balanced Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Company

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GBL-UANN-1208
1.848649.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2008, Fidelity Charles Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Global Balanced Fund (the "Fund"):

Services Billed by PwC

October 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Balanced Fund	$72,000	$-	$8,300	$1,800

October 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Balanced Fund	$77,000	$-	$4,800	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	October 31, 2008A	October 31, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$-	$-
All Other Fees	$185,000	$ 275,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	October 31, 2008 A	October 31, 2007 A
PwC	$3,000,000	$2,005,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Charles Street Trust

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	December 29, 2008
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 29, 2008